Exhibit 99.1
Coupang Announces Results for First Quarter 2026
Net Revenues of $8.5 billion, up 8% YoY and 8% on a constant currency basis
Product Commerce Segment Net Revenues of $7.2 billion, up 4% YoY and 5% on a constant currency basis
Developing Offerings Segment Net Revenues of $1.3 billion, up 28% YoY and 25% on a constant currency basis
SEATTLE - (BUSINESS WIRE) May 5, 2026—Coupang, Inc. (NYSE: CPNG) today announced financial results for its first quarter ended March 31, 2026.
Q1 2026 Consolidated Highlights:
•Total net revenues were $8.5 billion, up 8% YoY on both a reported and constant currency basis.
•Gross profit was $2.3 billion, decreasing 1% YoY and flat on a constant currency basis. Gross profit margin was 27.0%, a decrease of 228 bps YoY.
•Operating (loss) income was $(242) million, a decrease of $396 million from the operating income last year.
•Net (loss) income attributable to Coupang stockholders was $(266) million, a decrease of $373 million from the net income last year.
•Diluted EPS was $(0.15), down $0.21 YoY.
•Adjusted EBITDA for the quarter was $29 million with a margin of 0.3%, down 449 bps versus last year.
•Operating cash flow for the trailing twelve months was $1.6 billion, a decrease of $425 million YoY and free cash flow was $301 million for the trailing twelve months, a decrease of $724 million YoY.
•20.4 million shares of Class A common stock were repurchased during the quarter for an aggregate amount of $391 million. Our Board of Directors have recently approved an additional $1 billion to be added to our stock repurchase program as part of our ongoing capital allocation strategy.
Q1 2026 Segment Highlights:
•Product Commerce segment net revenues were $7.2 billion, up 4% YoY on a reported basis and 5% YoY on a constant currency basis.
•Product Commerce gross profit was $2.2 billion, up 1% YoY and 2% YoY on a constant currency basis. Gross profit margin was 30.3%, a decrease of 101 bps YoY.
•Product Commerce segment adjusted EBITDA was $358 million, down $192 million YoY, with a margin of 5.0%, down 302 bps YoY.
•Product Commerce Active Customers grew to 23.9 million, up 2% YoY.
•Developing Offerings segment net revenues were $1.3 billion, up 28% YoY on a reported basis and 25% YoY on a constant currency basis.
•Developing Offerings segment adjusted EBITDA losses were $329 million, increasing $161 million YoY.

Coupang, Inc.	Q1 2026 Earnings Release	1

First Quarter 2026 Results
Consolidated Financial Summary

(in millions, except net revenues per Product Commerce Active Customer and earnings per share)	Three Months Ended March 31,
	2026	2025	% Change
Total net revenues	$8,504	$7,908	8%
Total net revenues growth, constant currency(1)			8%
Net revenues per Product Commerce Active Customer	$300	$294	2%
Net revenues per Product Commerce Active Customer, constant currency	$303		3%
Product Commerce Active Customers	23.9	23.4	2%
Gross profit(2)	$2,297	$2,316	(1)%
Gross profit growth, constant currency(1)(2)			—%
Operating (loss) income	$(242)	$154	NM(3)
Net (loss) income	$(266)	$114	NM(3)
Net (loss) income attributable to Coupang stockholders	$(266)	$107	NM(3)
Adjusted EBITDA(1)	$29	$382	(92)%
Earnings per share, basic and diluted	$(0.15)	$0.06	NM(3)
Net cash provided by operating activities	$184	$354	(48)%
Free cash flow(1)	$(110)	$116	NM(3)

	Trailing Twelve Months Ended March 31,		% Change
(in millions)	2026	2025
Net cash provided by operating activities	$1,603	$2,028	(21)%
Free cash flow(1)	$301	$1,025	(71)%
Segment Information

	Three Months Ended March 31,
(in millions)	2026	2025	% Change
Product Commerce
Net revenues	$7,176	$6,870	4%
Net revenues growth, constant currency(1)			5%
Gross profit(2)	$2,174	$2,151	1%
Gross profit growth, constant currency(1)(2)			2%
Segment adjusted EBITDA	$358	$550	(35)%
Developing Offerings
Net revenues	$1,328	$1,038	28%
Net revenues growth, constant currency(1)			25%
Gross profit(2)	$123	$165	(25)%
Gross profit growth, constant currency(1)(2)			(32)%
Segment adjusted EBITDA	$(329)	$(168)	96%
_________
(1)Total net revenues growth, constant currency, gross profit growth, constant currency, adjusted EBITDA, and free cash flow are non-GAAP financial measures as defined by the Securities and Exchange Commission (the “SEC”). See the “Non-GAAP Financial Measures” and “Reconciliations of Non-GAAP Measures” sections herein for more information regarding our use of these measures and reconciliations to the most directly comparable financial measures calculated in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(2)Gross profit is calculated as total net revenues minus cost of sales.
(3)Non-meaningful.

Coupang, Inc.	Q1 2026 Earnings Release	2

Webcast and Conference Call
Coupang, Inc. will host a conference call to discuss first quarter results on May 5, 2026 at 2:30 PM PT/ 5:30 PM ET. A live webcast of the conference call will be available on our Investor Relations website, ir.aboutcoupang.com, and a replay of the conference call will be available for at least three months. This press release, including the reconciliations of certain non-GAAP financial measures to their nearest comparable U.S. GAAP financial measures, as well as our first quarter earnings presentation, are also available on that site.
About Coupang
Coupang is a technology and Fortune 150 company listed on the New York Stock Exchange (NYSE: CPNG) that provides retail, restaurant delivery, video streaming, and fintech services to customers around the world under brands that include Coupang, Eats, Play, Rocket Now, and Farfetch. It operates in over 190 countries and territories around the world.

Investor Contact:	Media Contact:
Coupang IR	Coupang PR
ir@coupang.com	press@coupang.com

Coupang, Inc.	Q1 2026 Earnings Release	3

FORWARD-LOOKING STATEMENTS
This earnings release and related management commentary may contain statements that may be deemed to be "forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (together, the “Act”), that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws.
We have based the forward-looking statements contained in this earnings release and related management commentary on our current expectations and projections about future events and trends that we believe may affect our industry, business, financial condition, and results of operations. All statements other than statements of historical facts contained in this earnings release and related management commentary, including statements about our business and growth strategies, anticipated or target revenues, growth rates, margins, cash flows, and other operating or financial results, our planned investments in new products and offerings, and their anticipated outcomes, as well as our beliefs and expectations related to the impact of the recent data incident and our efforts to prevent future incidents, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "may," "plan," "long-term," "potential," "predict," "project," "should," "target," "toward," "think," "will," "shall," "goal," "objective," "seek," "strategy," "future," "opportunity," "runway," "trajectory," "continue," "pace," "restore," "on-going," "momentum," "prevent," "commit," "want," "can," or "would," or the negative of these words or other similar terms or expressions. Actual results and outcomes could differ materially from those expressed or contemplated by the forward-looking statements for a variety of reasons, including, among others, risks and uncertainties regarding the nature and scope of any data incidents, ongoing investigations regarding such incident, the impact of such incident on Coupang, its customers, operations, and financial results, the continued growth of the retail market, changes in consumer preferences and spending patterns, the increased acceptance of online transactions by potential customers, competition in our industry, managing our growth, investment, and expansion into new markets and offerings, risks associated with current and future acquisitions, mergers, dispositions, joint ventures or investments, potential fluctuations in our financial performance, the extent to which we owe income or other taxes, our ability to retain existing suppliers and to add new suppliers, our market position, our operation and management of our fulfillment and delivery infrastructure, legal and regulatory developments, risks and uncertainties related to past and any future data incidents, the outcomes of any claims, litigation, audits, inspections and investigations, and the impact of global economic factors including inflation, foreign currency exchange rates, geopolitical events (including the ongoing conflict in the Middle East), and tariffs and other trade barriers. The forward-looking statements contained in this earnings release and related management commentary are also subject to other risks and uncertainties that could cause actual results to differ from the results predicted. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see our most recent Annual Report on Form 10-K and subsequent SEC filings. All forward-looking statements in this earnings release and related management commentary are based on information available to Coupang and assumptions and beliefs as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.
Additional information relating to certain of our financial measures contained herein, including non-GAAP financial measures, is available in this earnings release, including under “Non-GAAP Financial Measures” and “Reconciliations of Non-GAAP Measures” below, and at our website at ir.aboutcoupang.com.
Investors and others should note that we may announce material business and financial information to our investors using our investor relations website (ir.aboutcoupang.com), our filings with the SEC, webcasts, press releases, and conference calls. We use these mediums, including our investor relations website, to communicate with investors and the general public about our company, our offerings, and other issues. It is possible that the information that we make available on our investor relations website may be deemed to be material information. We therefore encourage investors and others interested in our company to review the information that we make available on our investor relations website.

Coupang, Inc.	Q1 2026 Earnings Release	4

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended March 31,
(in millions, except per share amounts)	2026	2025
Net retail sales	$6,476	$6,088
Net other revenue	2,028	1,820
Total net revenues	8,504	7,908

Cost of sales	6,207	5,592
Operating, general and administrative	2,539	2,162
Total operating cost and expenses	8,746	7,754

Operating (loss) income	(242)	154

Interest income	44	49
Interest expense	(13)	(23)
Other (expense) income, net	(44)	36
(Loss) income before income taxes	(255)	216

Income tax expense	11	102

Net (loss) income	$(266)	$114
Net income attributable to noncontrolling interests	—	7
Net (loss) income attributable to Coupang stockholders	$(266)	$107

Earnings per share
Basic and diluted	$(0.15)	$0.06

Weighted-average shares outstanding
Basic	1,825	1,806
Diluted	1,825	1,840

Coupang, Inc.	Q1 2026 Earnings Release	5

COUPANG, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)

(in millions)	March 31, 2026	December 31, 2025
Assets
Cash and cash equivalents	$6,301	$6,318
Restricted cash	90	94
Accounts receivable, net	351	363
Inventories	2,037	2,256
Prepaids and other current assets	584	660
Total current assets	9,363	9,691

Property and equipment, net	3,632	3,722
Operating lease right-of-use assets	2,844	2,765
Intangible assets, net	178	190
Deferred tax assets	597	596
Long-term lease deposits and other	785	823
Total assets	$17,399	$17,787

Liabilities and equity
Accounts payable	$5,965	$6,298
Accrued expenses	406	515
Deferred revenue	183	188
Short-term borrowings	1,672	960
Current portion of long-term operating lease obligations	557	545
Other current liabilities	840	851
Total current liabilities	9,623	9,357

Long-term debt	617	648
Long-term operating lease obligations	2,550	2,482
Defined severance benefits and other	679	677
Total liabilities	13,469	13,164

Commitments and contingencies

Equity
Common stock	—	—
Class A — shares authorized 10,000, outstanding 1,651 and 1,665 Class B — shares authorized 250, outstanding 158 and 158
Additional paid-in capital	8,757	9,025
Accumulated other comprehensive loss	(540)	(381)
Accumulated deficit	(4,287)	(4,021)
Total equity	3,930	4,623
Total liabilities and equity	$17,399	$17,787

Coupang, Inc.	Q1 2026 Earnings Release	6

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Three Months Ended March 31,
(in millions)	2026	2025
Operating activities
Net (loss) income	$(266)	$114
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	143	122
Provision for severance benefits	67	56
Equity-based compensation	122	121
Non-cash operating lease expense	143	116
Deferred income taxes	(28)	11
Other	98	1
Change in operating assets and liabilities, net of acquisition:
Accounts receivable, net	(8)	(80)
Inventories	128	(18)
Other assets	(41)	(111)
Accounts payable	53	111
Accrued expenses	(97)	(93)
Other liabilities	(130)	4
Net cash provided by operating activities	184	354

Investing activities
Purchases of property and equipment	(296)	(239)
Proceeds from sale of property and equipment	2	1
Other investing activities	(8)	25
Net cash used in investing activities	(302)	(213)

Financing activities
Proceeds from issuance of common stock, equity-based compensation plan	1	—
Repurchase of Class A common stock	(391)	—
Proceeds from short-term borrowings and long-term debt	1,936	295
Repayment of short-term borrowings and long-term debt	(1,198)	(267)
Other financing activities	—	(12)
Net cash provided by financing activities	348	16
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(251)	12
Net (decrease) increase in cash and cash equivalents and restricted cash	(21)	169
Cash and cash equivalents and restricted cash, as of beginning of period	6,412	6,031
Cash and cash equivalents and restricted cash, as of end of period	$6,391	$6,200

Coupang, Inc.	Q1 2026 Earnings Release	7

Supplemental Financial Information
Share Information

	As of March 31,
(in millions)	2026	2025
Outstanding common stock	1,809	1,807
Outstanding equity-based awards	69	76
Outstanding common stock and equity-based awards	1,878	1,883

Key Business Metrics and Non-GAAP Financial Measures
We review the key business and financial metrics discussed below. We use these measures to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions.
Key Business Metrics
Net Revenues per Product Commerce Active Customer and Constant Currency Net Revenues per Product Commerce Active Customer
Net revenues per Product Commerce Active Customer is the total Product Commerce net revenues generated in a period divided by the total number of Product Commerce Active Customers in that period. A key driver of growth is increasing the frequency and the level of spend of customers who are shopping on our Product Commerce apps or websites. We therefore view net revenues per Product Commerce Active Customer as a key indicator of engagement and retention of our customers and our ability to drive future revenue growth, though there may be a short-term dilutive impact when a large number of new Product Commerce Active Customers are added in a recent period.
Constant currency net revenues per Product Commerce Active Customer is the total Product Commerce net revenues generated in a period translated using the prior period exchange rate to exclude the effect of foreign exchange rate movements divided by the total number of Product Commerce Active Customers in that period. Constant currency net revenues per Product Commerce Active Customer is a key indicator to evaluate net revenues per Product Commerce Active Customer between periods as it excludes the effects of foreign currency volatility that are not indicative of customer engagement and retention.
Product Commerce Active Customers
A customer is anyone who has created an account on our apps or websites, identified by a unique email address. As of the last date of each quarterly reported period, we determine our number of Product Commerce Active Customers by counting the total number of individual customers who have ordered at least once directly from our Product Commerce apps or websites during the relevant quarterly period. The change in Product Commerce Active Customers in a reported period captures both the inflow of new customers who have made a purchase in the period as well as the outflow of existing customers who have not made a purchase in the period. We view the number of Product Commerce Active Customers as an indicator of future growth in our net revenue, the reach of our network, the awareness of our brand, and the engagement of our customers.

	Three Months Ended March 31,
(in millions, except net revenues per Product Commerce Active Customer)	2026	2025	% Change
Net revenues per Product Commerce Active Customer	$300	$294	2%
Net revenues per Product Commerce Active Customer (Constant Currency)	$303		3%
Product Commerce Active Customers	23.9	23.4	2%

Coupang, Inc.	Q1 2026 Earnings Release	8

Non-GAAP Financial Measures
We report our financial results in accordance with U.S. GAAP. However, management believes that certain non-GAAP financial measures provide investors with additional useful information in evaluating our performance. These non-GAAP financial measures may be different than similarly titled measures used by other companies.
Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with U.S. GAAP. Non-GAAP financial measures have limitations in that they do not reflect all the amounts associated with our results of operations as determined in accordance with U.S. GAAP. These measures should only be used to evaluate our results of operations in conjunction with the corresponding U.S. GAAP measures.

Non-GAAP Measure	Definition	How We Use The Measure
Total Net Revenues, Constant Currency and Gross Profit, Constant Currency
• Constant currency information compares results between periods as if exchange rates had remained constant.
• We define total net revenues, constant currency and gross profit, constant currency as total revenue and gross profit, respectively, excluding the effect of foreign exchange rate movements, and use it to determine the total net revenues growth, constant currency and gross profit growth, constant currency on a comparative basis.
• Total net revenues, constant currency and gross profit, constant currency are calculated by translating current period total net revenues and gross profit using the prior period exchange rate.

• The effect of currency exchange rates on our business is an important factor in understanding period-to-period comparisons. Our financial reporting currency is the U.S. dollar (“USD”) and changes in foreign exchange rates can significantly affect our reported results and consolidated trends. For example, our business generates sales predominantly in Korean Won (“KRW”), which are favorably affected as the USD weakens relative to the KRW, and unfavorably affected as the USD strengthens relative to the KRW.
• We use total net revenues, constant currency and total net revenues growth, constant currency, gross profit, constant currency and gross profit growth, constant currency for financial and operational decision-making and as a means to evaluate comparisons between periods. We believe the presentation of our results on a constant currency basis in addition to U.S. GAAP results helps improve the ability to understand our performance because they exclude the effects of foreign currency volatility that are not indicative of our actual results of operations.

Total Net Revenues Growth, Constant Currency and Gross Profit Growth, Constant Currency	• Total net revenues growth, constant currency and gross profit growth, constant currency (as percentages) are calculated by determining the increase in current period revenue and gross profit, respectively, over prior period revenue and gross profit, respectively, where current period foreign currency revenue and gross profit are translated using prior period exchange rates.
Free Cash Flow	• Net cash provided by (used in) operating activities Less: purchases of property and equipment, Plus: proceeds from sale of property and equipment.	• Provides information to management and investors about the amount of cash generated from our ongoing operations that, after purchases and sales of property and equipment, can be used for strategic initiatives, including investing in our business and strengthening our balance sheet, including paying down debt, repurchasing shares of our Class A Common stock, and paying dividends to stockholders.
Adjusted EBITDA
• Net income (loss), excluding the effects of:
- depreciation and amortization,
- interest expense,
- interest income,
- other income (expense), net,
- income tax expense (benefit),
- equity-based compensation,
- acquisition and restructuring related costs, net,
- impairments, and
- other items not reflective of our ongoing operations.

• Provides information to management to evaluate and assess our performance and allocate internal resources.

• We believe Adjusted EBITDA and Adjusted EBITDA Margin are frequently used by investors and other interested parties in evaluating companies in the retail industry for period-to-period comparisons as they remove the impact of certain items that are not representative of our ongoing business, such as material non-cash items, acquisition-related transaction and restructuring costs, significant costs related to certain non-ordinary course legal and regulatory matters, and certain variable charges.

Adjusted EBITDA Margin	• Adjusted EBITDA as a percentage of total net revenues.

Coupang, Inc.	Q1 2026 Earnings Release	9

Reconciliations of Non-GAAP Measures
In reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, we have not provided the most directly comparable forward-looking GAAP measure to our total net revenues growth, constant currency guidance and adjusted EBITDA guidance or a reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable GAAP measures as a result of uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation, income tax, and currency exchange rates. Accordingly, a reconciliation is not available without unreasonable effort due to the uncertainty of these reconciling items. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond our control, we are also unable to predict their probable significance. However, it is important to note that these factors could be material to Coupang’s results computed in accordance with GAAP. Certain amounts may not foot due to rounding.
The following tables present the reconciliations from each U.S. GAAP measure to its corresponding non-GAAP measure for the periods noted.
Total Net Revenues, Constant Currency and Total Net Revenues Growth, Constant Currency

	Three Months Ended March 31,				Year over Year Growth
	2026			2025
(in millions)	As Reported	Exchange Rate Effect	Constant Currency Basis	As Reported	As Reported	Constant Currency Basis
Consolidated
Net retail sales	$6,476	$24	$6,500	$6,088	6%	7%
Net other revenue	2,028	8	2,036	1,820	11%	12%
Total net revenues	$8,504	$32	$8,536	$7,908	8%	8%

Net Revenues by Segment
Product Commerce	$7,176	$61	$7,237	$6,870	4%	5%
Developing Offerings	1,328	(28)	1,300	1,038	28%	25%
Total net revenues	$8,504	$32	$8,536	$7,908	8%	8%
Gross Profit, Constant Currency and Gross Profit Growth, Constant Currency

	Three Months Ended March 31,				Year over Year Growth
	2026			2025
(in millions)	As Reported	Exchange Rate Effect	Constant Currency Basis	As Reported	As Reported	Constant Currency Basis
Gross Profit by Segment
Product Commerce	$2,174	$18	$2,192	$2,151	1%	2%
Developing Offerings	123	(10)	113	165	(25)%	(32)%
Gross profit	$2,297	$8	$2,305	$2,316	(1)%	—%

Coupang, Inc.	Q1 2026 Earnings Release	10

Free Cash Flow

	Three Months Ended March 31,		Trailing Twelve Months Ended March 31,
(in millions)	2026	2025	2026	2025
Net cash provided by operating activities	$184	$354	$1,603	$2,028
Adjustments:
Purchases of land and buildings	(63)	(49)	(250)	(284)
Purchases of equipment	(233)	(190)	(1,058)	(727)
Total purchases of property and equipment	(296)	(239)	(1,308)	(1,011)
Proceeds from sale of property and equipment	2	1	6	8
Total adjustments	$(294)	$(238)	$(1,302)	$(1,003)
Free cash flow	$(110)	$116	$301	$1,025
Net cash used in investing activities	$(302)	$(213)	$(1,343)	$(915)
Net cash provided by (used in) financing activities	$348	$16	$85	$(105)
Adjusted EBITDA and Adjusted EBITDA Margin

	Three Months Ended March 31,		Trailing Twelve Months Ended March 31,
(in millions)	2026	2025	2026	2025
Total net revenues	$8,504	$7,908	$35,130	$31,062

Net (loss) income attributable to Coupang stockholders	(266)	107	(165)	256
Net income (loss) attributable to noncontrolling interests	—	7	(1)	(52)
Net (loss) income	(266)	114	(166)	204
Net (loss) income margin	(3.1)%	1.4%	(0.5)%	0.7%
Adjustments:
Depreciation and amortization	143	122	538	460
Interest expense	13	23	76	136
Interest income	(44)	(49)	(194)	(210)
Income tax expense	11	102	292	426
Other expense (income), net	44	(36)	69	(6)
Acquisition and restructuring related (gains) and losses, net	—	(15)	40	54
KFTC administrative fine	—	—	—	121
Fulfillment Center Fire insurance gain	—	—	—	(175)
Equity-based compensation	128	121	482	466
Adjusted EBITDA	$29	$382	$1,137	$1,476
Adjusted EBITDA margin	0.3%	4.8%	3.2%	4.8%

Coupang, Inc.	Q1 2026 Earnings Release	11